UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  April 25, 2011 (April 21, 2011)

Walter Energy, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-13711	13-3429953
(State or other jurisdiction of incorporation or organization)	Commission File No.	(I.R.S. Employer Identification No.)

4211 W. Boy Scout Boulevard

Tampa, Florida 33607

(813) 871-4811

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

N/A

(Former Name or Former Address, if Changed from Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

The disclosures set forth in Item 7.01 below are hereby incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure

On April 21, 2011, Walter Energy, Inc. (“the Company”) held a conference call for investors, which is accessible to the public on its website at www.walterenergy.com, regarding the Company’s earnings and business results for the first quarter of 2011. The Company has also made available on its website the electronic presentation slides used in connection with the related investor conference call. These materials will remain available on the Company’s website for a period of thirty days from initial presentation date. Copies of the electronic presentation slides are furnished herewith and are included in this Current Report on Form 8-K as Exhibit 99.1.

The information provided pursuant to this Item 7.01, including Exhibit 99.1 is “furnished” and shall not be deemed to be “filed” with the Securities and Exchange Commission or incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filings.

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Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements may involve a number of risks and uncertainties. Actual results could differ from those currently anticipated due to a number of factors. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. These forward-looking statements are made based on expectations and beliefs concerning future events affecting us and are subject to various risks, uncertainties and factors relating to our operations and business environment, all of which are difficult to predict and many of which are beyond our control, and could cause our actual results to differ materially from those matters expressed in or implied by these forward-looking statements. See also the “Risk Factors” in our 2010 Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission available at the Securities and Exchange Commission’s web site at www.sec.gov. New risks and uncertainties arise from time to time, and it is impossible for us to predict these events or how they may affect us or our anticipated results. We do not intend to, update or revise the forward-looking statements except as may be required by law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	First Quarter 2011 Earnings Conference Call Presentation Materials dated April 21, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER ENERGY, INC.

Date: April 25, 2011	By:	/s/ Catherine C. Bona
Catherine C. Bona, Vice President interim General Counsel and Secretary